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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                February 7, 2006

                           DIRECT GENERAL CORPORATION
             (Exact name of registrant as specified in its charter)


            Tennessee              000-50360                62-1564496
  (State or other jurisdiction    (Commission             (IRS Employer
        of incorporation)         File Number)          Identification No.)


             1281 Murfreesboro Road
              Nashville, Tennessee                        37217
     (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (615) 399-4700


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02.     Results of Operations and Financial Condition.
               ---------------------------------------------

     On February 7, 2006, Direct General Corporation issued a press release announcing its financial results for the quarter ended December 31, 2005. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.


Item 9.01      Financial Statements and Exhibits.
               ---------------------------------

       (c)     Exhibits.

               The following exhibit is filed herewith and made a part hereof:

               Exhibit No.       Description
               -----------       -----------

               99     --         Press Release dated February 7, 2006


                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2006


                                         DIRECT GENERAL CORPORATION


                                         By:  /s/ Ronald F. Wilson
                                             -----------------------------------
                                             Ronald F. Wilson
                                             Secretary